Summary Prospectus	November 29, 2021 (as amended May 10, 2022)

NASDAQ (Ticker Symbol): SQLV

ROYCE

QUANT SMALL-CAP QUALITY VALUE ETF

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at www.franklintempleton.com/etfliterature. You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-203-703-6002 or by sending an e-mail request to prospectus@franklintempleton.com, or from your financial intermediary. The fund’s Prospectus and statement of additional information, each dated November  29, 2021 (as may be amended or supplemented from time to time), and the independent registered public accounting firm’s report and the audited financial statements in the fund’s annual report to shareholders, dated July 31, 2021, and the unaudited financial statements in the fund’s semi-annual report to shareholders dated January 31, 2022, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Royce Quant Small-Cap Quality Value ETF (the “fund”) seeks to achieve long-term growth of capital.

Prior to May 10, 2022, Royce Quant Small-Cap Quality Value ETF was named Legg Mason Small-Cap Quality Value ETF.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may also be subject to additional fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. The management agreement between Legg Mason ETF Investment Trust (the “Trust”) and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) (the “Management Agreement”) provides that the manager will pay all operating expenses of the fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to the manager under the Management Agreement. The manager will also pay all subadvisory fees of the fund.

Shareholder fees
(fees paid directly from your investment)
None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60
Distribution and/or service (12b-1) fees	0.00
Other expenses	None
Acquired fund fees and expenses	0.01
Total annual fund operating expenses[1]	0.61
[1]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated

●

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

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You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Royce Quant Small-Cap Quality Value ETF	62	195	340	762

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended July 31, 2021, the fund’s portfolio turnover rate was 99% of the average value of its portfolio. During the fiscal period August 1, 2021 to March 31, 2022, the fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal investment strategies

The fund primarily invests in equity securities of small-capitalization companies that are traded in the United States and meet certain criteria using a proprietary methodology created by the fund’s subadviser, Royce & Associates, LP (Royce & Associates, LP primarily conducts its business under the name Royce Investment Partners (“Royce” or the “subadviser”)). Under normal market conditions, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities of small-capitalization companies or other instruments with similar characteristics. Small-capitalization companies are U.S.-headquartered companies listed on U.S. exchanges with market capitalizations that are between the 1001st and 3000th largest companies based on descending market capitalization at the time of investment. As of March 31, 2022, the universe was comprised of companies with capitalizations ranging from $200 million to $4.7 billion.

Royce uses a quantitative investment process that seeks to identify stocks with lower than average valuation, higher than average profitability, and higher than average debt coverage (i.e., available cash flow to pay current debt obligations) as compared with other stocks included in the investment universe while maintaining a comparable risk profile. The fund’s investment universe includes common stocks of U.S.-headquartered companies listed on U.S. exchanges, and excludes royalty companies, American depositary receipts and global depositary receipts, master limited partnerships, stocks with a share price less than or equal to $1.00 at the time of purchase, and stocks deemed by Royce to have insufficient trading volume. The universe is then refined to include stocks with market capitalizations that are between the 1001st and 3000th largest companies based on descending market capitalization at the time of investment. From that universe, real estate investment trusts are excluded.

From the universe of eligible companies, Royce selects securities using its proprietary, rules-based multi-factor scoring system, with all factors described herein measured and determined by Royce, in an effort to identify companies which combine favorable attributes of quality and value, as defined by Royce, compared with companies within the same market sector. Royce ranks the securities in the investment universe within each sector according to the quality and

Royce Quant Small-Cap Quality Value ETF	3

value factors, which yields a model score that determines the securities that are selected for inclusion in the fund’s portfolio. Sector allocations are determined by the number of companies in each sector. For quality factors, Royce focuses on a company’s profitability (as measured by return on invested capital), the historic stability of its profitability (as measured by variance of return on assets), and debt coverage (as measured by cash flow relative to debt). The debt coverage ratio is used in an attempt to limit the fund’s exposure to companies that Royce believes may have higher financial risk. For value factors, Royce focuses on the free cash flow of a company (i.e., net cash from operating activities minus capital expenditures) compared to its enterprise value. Enterprise value is determined by adding the company’s outstanding debt (including preferred stock and minority interests) to the company’s market capitalization and then subtracting cash and cash equivalents from the total value.

After the securities are scored by quality and value factors, each security’s momentum score, which is based on the price performance over the most recent 30 days, is used to determine the timing of when the security may be bought or sold for the fund (i.e., the momentum score is used by Royce to try to determine the opportune time to buy or sell). For example, if a security selected for inclusion in the fund’s portfolio according to the quality and value factors has exhibited high momentum, Royce may temporarily delay purchasing such security. Conversely, if a security selected for removal from the fund’s portfolio according to the quality and value factors has exhibited high momentum, Royce will typically sell such security as soon as is practicable.

Position weights of securities within the fund’s portfolio are determined by Royce by calculating a composite score based on company fundamentals that include book value, revenue, free cash flow, and dividends paid. By using fundamental factors to weight stocks rather than market capitalization, Royce seeks to have lower exposure to overvalued companies while still maintaining broad diversification within the fund’s portfolio. Royce generally seeks to limit the weight of individual securities in the fund’s portfolio to no more than 3% of its net assets and to limit sector exposures within the portfolio to no more than 25% of its net assets, each measured at time of investment. Although the fund primarily invests in equity securities of small-capitalization companies, the fund may continue to hold or, in some cases, build positions in companies with higher market capitalizations.

Royce’s proprietary, rules-based multi-factor scoring system may incorporate information and data obtained from third-party providers as supplementary to Royce’s own proprietary research and analysis. Royce has the right to change the third-party service providers that support this process at any time.

Royce may seek to sell a security if: (i) the security no longer meets its quality and value criteria; (ii) the security reaches its position size limit in the fund’s portfolio; (iii) there are adverse policy changes that could affect the security’s outlook; or (iv) better investment opportunities become available. The fund may engage in active and frequent trading to achieve its investment objective, resulting in high portfolio turnover.

As of the date of this Prospectus, the top three sectors represented by the fund’s investments were financials, health care and consumer discretionary. These sectors may change over time.

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Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected.

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.

Royce Quant Small-Cap Quality Value ETF	5

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Volatility risk. The market prices of the securities or other assets in the fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The price of a security may fluctuate due to factors affecting markets generally or particular industries. The market price of a security or other asset may also be more volatile than the market as a whole. This volatility may affect the fund’s net asset value. Securities or other assets in the fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the fund.

Asset class risk. Securities in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Small capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Quantitative model risk. The fund, LMPFA, and Royce cannot offer any assurance that the quantitative methodology used to determine the composition of the fund’s portfolio will achieve its intended results or maximize returns or minimize risks. When a model or data used in managing the fund contains an error, is incorrect, or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the fund may realize losses. Royce may use information and data from third-party providers, which may be

6	Royce Quant Small-Cap Quality Value ETF

incomplete, inaccurate or unavailable, and different third-party providers may provide different or inconsistent information and data.

Valuation risk. The sales price the fund could receive upon the sale of any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involve subjective judgment.

Quality stocks risk. The fund invests in stocks that Royce believes are quality stocks based on a number of factors. There is no guarantee that the past performance of these stocks will continue or that Royce will be successful in evaluating individual stocks. Companies that issue these stocks may experience lower than expected profitability or may experience negative growth, as well as increased leverage, resulting in lower than expected or negative returns to fund shareholders. Many factors can affect a stock’s quality and performance, and the impact of these factors on a stock or its price can be difficult to predict.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market concentrates on growth stocks. A value stock may not increase in price as anticipated by Royce if other investors fail to recognize the company’s value and bid up the price or the factors that Royce believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and Royce may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer. The fund may experience a substantial or complete loss on an individual security. A change in financial condition or other event affecting a single issuer may adversely impact the industry or sector of the issuer or securities markets as a whole.

Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are

Royce Quant Small-Cap Quality Value ETF	7

unwilling or unable to make a market for certain securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Small fund risk. When the fund’s size is small, the fund may experience low trading volume and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange. If the fund does not attract additional assets, the fund’s expenses will continue to be spread over a small asset base.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. “Authorized Participants” are broker-dealers that are permitted to create and redeem shares directly with the fund and who have entered into agreements with the fund’s distributor. A limited number of institutions act as Authorized Participants in respect of the fund. To the extent that these institutions exit the business or are unable to process creation and/or redemption orders with respect to the fund and no other Authorized Participant steps forward to create or redeem, in either of these cases, fund shares may trade at a premium or discount to net asset value and possibly face trading halts and/or delisting.

Market trading risk. The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to net asset value.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to net asset value.

Shares of the fund may trade at prices other than net asset value. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or net asset value. As a result, the trading prices of the fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE.

Trading issues risk. Trading in fund shares on NASDAQ may be halted in certain circumstances. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met.

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Financial services sector risk. The fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services sector, including the commercial banking and insurance industries, than a fund that does not focus its investments in the financial services sector. Economic downturns, credit losses, data breaches and severe price competition, among other things, can negatively affect this sector. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy. Financial services companies are also subject to extensive government regulation, and policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. Financial services companies will be particularly affected by these changes in regulation, and the impact of these changes on any individual company or on the sector as a whole may not be fully known for some time. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the fund.

Healthcare sector risk. The profitability of companies in the healthcare sector may be adversely affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Consumer discretionary sector risk. The consumer discretionary sector may be affected by factors including changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, trade and tariff arrangements, consumer preferences, social trends and marketing campaigns.

Portfolio turnover risk. The subadviser will sell a security when it believes it is appropriate to do so, regardless of how long the fund has held the security. The fund’s portfolio turnover rate may exceed 100% per year because of the anticipated use of certain investment strategies. The rate of portfolio turnover will not be a limiting factor for the subadviser in making decisions on when to buy or sell securities. High turnover will increase the fund’s transaction costs and may increase your tax liability if the transactions result in capital gains.

Assets under management risk. From time to time, a third party, LMPFA and/or affiliates of LMPFA or the fund may invest in the fund and hold its investment for a period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the fund or that the size of the fund will be maintained at a level necessary to enable the fund to remain viable. Such redemption may cause the fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, market price, performance, or ability to satisfy redemptions in a timely manner.

Royce Quant Small-Cap Quality Value ETF	9

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadviser, Authorized Participants, the relevant listing exchange and their service providers are subject to the risk of cyber incidents occurring from time to time.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows the average annual total returns of the fund and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/etfproducts (select fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Prior to May 10, 2022, the fund operated as an index based ETF that sought to track the investment results of the Royce Small-Cap Quality Value Index.

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Best Quarter (12/31/2020): 31.89    Worst Quarter (03/31/2020): (35.79)

The year-to-date return as of the most recent calendar quarter, which ended March 31, 2022, was (3.08)

Average annual total returns (%)
(for periods ended December 31, 2021)
	1 year	Since inception	Inception date
Return before taxes	35.84	12.29	07/12/2017
Return after taxes on distributions	35.45	11.96
Return after taxes on distributions and sale of fund shares	21.46	9.68
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	14.82	12.13

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Royce & Associates, LP (Royce & Associates, LP primarily conducts its business under the name Royce Investment Partners (“Royce” or the “subadviser”))

Portfolio managers: Primary responsibility for the day-to-day management of the fund lies with the following portfolio managers.

Portfolio manager	Title	Portfolio manager of the fund since

George Necakov, CFA	Portfolio Manager	2017

Michael Connors	Assistant Portfolio Manager	2017

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Purchase and sale of fund shares

The fund is an actively managed exchange-traded fund (“ETF”). Individual shares of the fund are listed on a national securities exchange and are redeemable only by Authorized Participants in aggregated blocks of shares or multiples thereof (“Creation Units”).

Individual shares of the fund may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (a premium) or less than net asset value (a discount).

When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”).

The fund will only issue or redeem Creation Units to Authorized Participants who have entered into agreements with the fund’s distributor. The fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day.

You may access recent information, including information on the fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, on the fund’s website at www.franklintempleton.com/etfproducts.

Tax information

The fund’s distributions are generally taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed when withdrawn from such tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), LMPFA or other related companies pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ETFF387009SP 05/22